Exhibit 99.4

Citizens Bancshares, Inc.

Ville Platte, Louisiana

Consolidated Financial Statements

and Independent Auditor’s Report

December 31, 2016 and 2015

C O N T E N T S

Page
Independent Auditor’s Report	3 - 4
Consolidated Financial Statements
Balance Sheets - December 31, 2016 and 2015	5
Statements of Comprehensive Income - Years Ended December 31, 2016 and 2015	6
Statements of Shareholders’ Equity - Years Ended December 31, 2016 and 2015	7
Statements of Cash Flows - Years Ended December 31, 2016 and 2015	8
Notes to Consolidated Financial Statements	9 - 23

2322 Tremont Drive • Baton Rouge, LA 70809

178 Del Orleans Avenue, Suite C • Denham Springs, LA 70726

650 Poydras Street, Suite 1200 • New Orleans, LA 70130

Phone: 225.928.4770 • Fax: 225.926.0945

www.htbcpa.com

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors and Audit Committee of

Citizens Bancshares, Inc.

Report on the Financial Statements

We have audited the accompanying consolidated financial statements of Citizens Bancshares, Inc. and its subsidiary, which comprise the consolidated balance sheets as of December 31, 2016 and 2015, and the related consolidated statements of comprehensive income, shareholders’ equity, and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the 2016 consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Citizens Bancshares, Inc. and its subsidiary as of December 31, 2016, and the results of their operations and their cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Prior Period Financial Statements

The consolidated financial statements as of December 31, 2015 were audited by Roy Chenevert, CPA, whose firm was acquired by Hannis T. Bourgeois, LLP as of September 1, 2016, and whose report dated February 29, 2016 expressed an unmodified opinion on those statements.

/s/ Hannis T. Bourgeois, LLP

Baton Rouge, Louisiana

February 17, 2017

CITIZENS BANCSHARES, INC. AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 2016 AND 2015

(In thousands of dollars)

	2016	2015
Assets
Cash and due from banks	$4,440	$4,645
Federal funds sold	1,000	1,000
Federal Reserve Bank excess balance account	21,650	16,150

Cash and cash equivalents	27,090	21,795
Interest-bearing deposits with banks	10,172	9,930
Securities available for sale, at fair values	76,197	83,904
Securities held to maturity, fair values of $20 in 2015	—	20
Loans receivable, net of allowance for loan losses of $1,915 in 2016 and $1,923 in 2015	126,849	126,400
Accrued interest receivable	761	768
Premises and equipment	2,004	2,182
Foreclosed real estate	89	—
Deferred tax asset	673	571
Other assets	1,368	1,323

Total assets	$245,203	$246,893

Liabilities and Shareholders’ Equity
Liabilities
Demand deposits	$41,011	$42,431
Savings, NOW, and money-market deposits	68,929	66,140
Time deposits $250,000 and more	16,444	20,336
Other time deposits	82,058	83,057

Total deposits	208,442	211,964
Accrued interest payable	140	145
Accrued expenses and other liabilities	943	794

Total liabilities	209,525	212,903

Shareholders’ equity
Common stock, $5 par value, 300,000 shares authorized; 109,255 shares issued and outstanding	546	546
Additional paid-in capital	784	784
Retained earnings	34,344	32,514
Accumulated other comprehensive income	4	146

Total shareholders’ equity	35,678	33,990

Total liabilities and shareholders’ equity	$245,203	$246,893

The accompanying notes are an integral part of these consolidated financial statements.

CITIZENS BANCSHARES, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

YEARS ENDED DECEMBER 31, 2016 AND 2015

(In thousands of dollars, except per share amounts)

	2016	2015
Interest income
Loans receivable	$7,119	$7,036
Taxable securities	955	982
Tax-exempt securities	172	189
Federal funds sold	4	2
Deposits with banks	211	134

Total interest income	8,461	8,343

Interest expense
Deposits
Savings, NOW, and money-market deposits	222	204
Time deposits	791	822

Total interest expense	1,013	1,026

Net interest income	7,448	7,317
Provision for loan losses	—	—

Net interest income after provision for loan losses	7,448	7,317

Noninterest income
Service charges	828	878
Insurance commissions	35	54
Other income	48	62

Total noninterest income	911	994

Noninterest expense
Salaries and employee benefits	3,308	3,248
Occupancy and equipment expense	504	501
Data processing expense	138	141
Director fees	177	171
Other expense	1,056	968

Total noninterest expense	5,183	5,029

Income before income taxes	3,176	3,282
Income tax expense	1,018	1,047

Net income	2,158	2,235
Other comprehensive income
Unrealized holding (loss) on securities arising during the year, net of taxes of $(73) in 2016 and $(56) in 2015	(142)	(109)

Comprehensive income	$2,016	$2,126

Net income per share of common stock	$19.75	$20.46

Average shares outstanding	109,255	109,255

The accompanying notes are an integral part of these consolidated financial statements.

CITIZENS BANCSHARES, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF SHAREHOLDERS’ EQUITY

YEARS ENDED DECEMBER 31, 2016 AND 2015

(In thousands of dollars)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Treasury Stock	Accumulated Other Comprehensive Income	Total Shareholders’ Equity
Balance at December 31, 2014	$575	$825	$31,268	$(742)	$255	$32,181
Net income for 2015	—	—	2,235	—	—	2,235
Other comprehensive (loss) for 2015	—	—	—	—	(109)	(109)
Cash dividends - $2.90 per share	—	—	(317)	—	—	(317)
Reclassification of Treasury Stock for change in Louisiana Law	(29)	(41)	(672)	742	—	—

Balance at December 31, 2015	546	784	32,514	—	146	33,990
Net income for 2016	—	—	2,158	—	—	2,158
Other comprehensive (loss) for 2016	—	—	—	—	(142)	(142)
Cash dividends - $3.00 per share	—	—	(328)	—	—	(328)

Balance at December 31, 2016	$546	$784	$34,344	$—	$4	$35,678

The accompanying notes are an integral part of these consolidated financial statements.

CITIZENS BANCSHARES, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2016 AND 2015

(In thousands of dollars)

	2016	2015
Cash flows from operating activities
Net income	$2,158	$2,235
Adjustments to reconcile net income to net cash provided by operating activities:
Deferred income tax (benefit) expense	(29)	2
Provision for loan losses	—	—
Depreciation and amortization	154	147
Foreclosed real estate and other losses	—	17
Net amortization of securities	194	220
(Increase) decrease in accrued interest receivable	7	(46)
(Increase) in other assets	(45)	(10)
(Decrease) in accrued interest payable	(5)	(3)
Increase (decrease) in accrued expenses and other liabilities	149	(39)
Other	58	—

Net cash provided by operating activities	2,641	2,523

Cash flows from investing activities
Net (increase) in interest-bearing deposits with other banks	(242)	(395)
Purchases of securities available for sale	(15,395)	(30,125)
Maturities, prepayments and calls of securities available for sale	22,693	17,805
Maturities, prepayments and calls of securities held to maturity	20	20
Net (increase) in loans	(662)	(2,217)
Sales of foreclosed real estate	124	25
Purchases of premises and equipment	(34)	(245)

Net cash provided (used) by investing activities	6,504	(15,132)

Cash flows from financing activities
Net (decrease) in deposits	(3,522)	(1,473)
Dividends paid	(328)	(317)

Net cash (used) by financing activities	(3,850)	(1,790)

Net increase (decrease) in cash and cash equivalents	5,295	(14,399)
Cash and cash equivalents at beginning of year	21,795	36,194

Cash and cash equivalents at end of year	$27,090	$21,795

Interest paid	$1,018	$1,029

Income taxes paid	$997	$1,074

Foreclosed real estate acquired in satisfaction of loans	$213	$25

The accompanying notes are an integral part of these consolidated financial statements.

CITIZENS BANCSHARES, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2016 AND 2015

(1) Summary of Significant Accounting Policies

The accounting and reporting policies of Citizens Bancshares, Inc. (the “Company”) and its subsidiary are based on generally accepted accounting principles and conform to predominant banking industry practices. Citizens Bank, Ville Platte, Louisiana (the “Bank”) is wholly owned by the Company.

(a)	Principles of consolidation - The consolidated financial statements of the Company include the accounts of the Company and its subsidiary. All material intercompany transactions and accounts have been eliminated.

(b)	Nature of operations - The Bank provides a variety of financial services to individual and business customers through its three offices in Evangeline Parish, Louisiana, which is primarily an agricultural area. The Bank’s primary deposit products are checking and savings accounts and certificates of deposit. Its primary lending products are commercial, agricultural, real estate and consumer loans.

(c)	Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Material estimates that are particularly susceptible to significant change relate to the determination of the allowance for losses on loans and the valuation of real estate acquired in connection with foreclosures or in satisfaction of loans. In connection with the determination of the allowances for losses on loans and foreclosed real estate, management obtains independent appraisals for significant properties. While management uses available information to recognize losses on loans and foreclosed real estate, future additions to the allowances may be necessary based on changes in local economic conditions, which depends heavily on the agricultural industry. In addition, regulatory agencies, as an integral part of their examination process, periodically review the Bank’s allowances for losses on loans and foreclosed real estate. Such agencies may require the Bank to recognize additions to the allowances based on their judgments about information available to them at the time of their examination. Because of these factors, it is reasonably possible that the allowances for losses on loans and foreclosed real estate may change materially in the near term.

(d)	Cash equivalents - For the purpose of presentation in the consolidated statements of cash flows, the Company considers due from bank accounts, federal funds sold and the Federal Reserve Bank excess balance account to be cash equivalents.

(e)	Securities held to maturity - Bonds and notes for which the Bank has the positive intent and ability to hold to maturity are reported at cost, adjusted for premiums and discounts that are recognized in interest income using the interest method over the period to maturity. Declines in the fair value of individual securities below cost that are other than temporary result in write-downs of the individual securities to their fair value. The related write-downs are included in earnings as realized losses.

(f)	Securities available for sale - Securities available for sale consist of bonds and notes not classified as held to maturity. Unrealized holding gains and losses, net of tax, on these securities are reported as accumulated other comprehensive income in shareholders’ equity. Gains and losses on the sale of securities available for sale are determined using the specific-identification method. Premiums and discounts are recognized in interest income using the interest method over the period to maturity. Declines in the fair value of individual securities below cost that are other than temporary result in write-downs of the individual securities to their fair value. The related write-downs are included in earnings as realized losses.

(g)

Loans receivable and allowance for loan losses - Loans receivable that management has the intent and ability to hold for the foreseeable future or until maturity or pay-off are reported at their outstanding principal adjusted for any charge-offs, the allowance for loan losses, and unearned income. Unearned income on discounted loans is recognized as income over the term of the loans using a method that approximates the interest method. Interest on other loans is calculated by using the simple interest method on daily balances of the principal amount outstanding. The accrual of interest on impaired loans is discontinued when, in management’s opinion, the borrower may be unable to meet payments as they become due. Interest income

CITIZENS BANCSHARES, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2016 AND 2015

generally is not recognized on these loans unless the likelihood of further loss is remote. Interest payments received on such loans are applied as a reduction of the loan principal balance. The allowance for loan losses is increased by charges to income and decreased by charge-offs (net of recoveries). Management’s periodic evaluation of the adequacy of the allowance is based on the Bank’s past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the estimated value of any underlying collateral, and current economic conditions.

(h)	Premises and equipment - Land is carried at cost. Bank premises, furniture and equipment are carried at cost, less accumulated depreciation and amortization computed principally by the straight-line method.

(i)	Foreclosed real estate - Real estate properties acquired through, or in lieu of, loan foreclosure are to be sold and are initially recorded at fair value at the date of foreclosure establishing a new cost basis. After foreclosure, valuations are periodically performed by management and the real estate is carried at the lower of carrying amount or fair value less cost to sell. Revenue and expenses from operations and changes in the valuation allowance are included in operations.

(j)	Income taxes - Deferred tax assets and liabilities are reflected at currently enacted income tax rates applicable to the period in which the deferred tax assets or liabilities are expected to be realized or settled. As changes in tax laws or rates are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes.

(k)	Net income per share - Net income per share of common stock has been computed on the basis of the weighted-average number of shares of common stock outstanding.

(l)	Shareholders’ equity - On January 1, 2015, the Louisiana Business Corporation Act (the Act) became effective. Under the provisions of the Act, the concept of “Treasury Shares” is eliminated. Rather, shares purchased by the Company constitute authorized but unissued shares. Under the Accounting Standards Codification (ASC 505-30-05-3, Treasury Stock), accounting for treasury stock shall conform to applicable laws. Accordingly, the Company’s Consolidated Balance Sheet as of December 31, 2015 reflects this change. The cost of shares purchased by the Company has been allocated to common stock, additional paid-in capital and retained earnings balances.

(m)	Reclassifications - Certain reclassifications have been made to the prior year’s financial statements, which have no effect on net income as previously reported, to conform to current year reporting.

(n)	Date of Management’s Review of Subsequent Events - Management has evaluated subsequent events through February 17, 2017, the date which the financial statements were available to be issued.

(2) Restrictions

The Bank is required to maintain reserve balances by the Federal Reserve Bank. The amounts of these reserves as of December 31, 2016 and 2015 were $1,323,000 and $1,628,000, respectively.

In addition, prior approval of the Commissioner of the Louisiana Office of Financial Institutions is required for the Bank to pay dividends if the total of all dividends declared and paid during any one year would exceed the total of net profits of that year combined with the net profits from the immediately preceding year.

CITIZENS BANCSHARES, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2016 AND 2015

(3) Investment Securities

The amortized costs and approximate fair values of investments in debt securities at December 31 follow (in thousands of dollars):

	December 31, 2016
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
Securities available for sale
U. S. Treasury securities	$9,010	$1	$30	$8,981
U. S. Government agencies and corporations	34,088	33	203	33,918
Mortgage-backed securities	23,979	310	71	24,218
State and political subdivisions	9,115	61	96	9,080

	$76,192	$405	$400	$76,197

Securities pledged to secure public deposits and for other purposes	$31,568			$31,460

	December 31, 2015
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
Securities available for sale
U. S. Treasury securities	$8,006	$—	$40	$7,966
U. S. Government agencies and corporations	43,509	114	245	43,378
Mortgage-backed securities	24,576	360	72	24,864
State and political subdivisions	7,591	140	35	7,696

	$83,682	$614	$392	$83,904

Securities held to maturity
States and political subdivisions	$20	$—	$—	$20

Securities pledged to secure public deposits and for other purposes	$31,720			$31,618

The scheduled maturities of securities available for sale and held to maturity at December 31, 2016 were as follows (in thousands of dollars):

	Available for sale
	Amortized	Fair
	Cost	Value
Contractual maturities
One year or less	$11,504	$11,545
After one year through five years	53,187	53,203
After five years through ten years	10,158	10,100
After ten years	1,343	1,349

	$76,192	$76,197

Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. No securities were sold in 2016 and 2015.

CITIZENS BANCSHARES, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2016 AND 2015

Information pertaining to securities with gross unrealized losses at December 31, 2016 and 2015, aggregated by investment category and length of time that individual securities have been in a continuous loss position, follows (in thousands of dollars):

	Less Than 12 Months		12 Months or Greater		Total
		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
2016
U. S. Treasury securities	$5,982	$30	$—	$—	$5,982	$30
U. S. Government agencies and corporations	28,885	195	991	8	29,876	203
Municipal securities	4,186	73	396	23	4,582	96
Mortgage-backed securities	6,877	44	2,105	27	8,982	71

Total	$45,930	$342	$3,492	$58	$49,422	$400

2015
U. S. Treasury securities	$7,966	$40	$—	$—	$7,966	$40
U. S. Government agencies and corporations	27,384	157	5,907	88	33,291	245
Municipal securities	1,384	25	659	10	2,043	35
Mortgage-backed securities	7,448	47	1,166	25	8,614	72

Total	$44,182	$269	$7,732	$123	$51,914	$392

Management evaluates securities for other-than-temporary impairment at least on a quarterly basis, and more frequently when economic or market concerns warrant such evaluation. Consideration is given to (1) the length of time and the extent to which the fair value has been less than cost, (2) the financial condition and near-term prospects of the issuer, and (3) the intent and ability of the Company to retain its investment in the issuer for a period of time sufficient to allow for any anticipated recovery in fair value.

At December 31, 2016, the 75 securities with unrealized losses have depreciated 0.75% from the Company’s amortized cost basis. These securities are guaranteed by either the U. S. Government or other governments. These unrealized losses relate principally to current interest rates for similar types of securities. In analyzing an issuer’s financial condition, management considers whether the securities are issued by the federal government or its agencies, whether downgrades by bond rating agencies have occurred, and the results of reviews of the issuer’s financial condition. As management has the ability to hold debt securities until maturity, or for the foreseeable future if classified as available for sale, no declines are deemed to be other-than-temporary.

CITIZENS BANCSHARES, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2016 AND 2015

(4) Loans Receivable

The components of loans in the statements of financial condition at December 31 were as follows (in thousands of dollars):

	2016	2015
Real estate
Construction and development	$5,531	$5,326
1-4 family residential	64,915	66,701
Multifamily	4,505	4,777
Farmland	4,974	4,500
Nonfarm, nonresidential	22,838	20,082

Total real estate	102,763	101,386
Agricultural	2,464	3,328
Commercial and industrial	12,814	12,021
Consumer	10,673	11,449
Other	50	139

	128,764	128,323
Allowance for loan losses	(1,915)	(1,923)

	$126,849	$126,400

Credit Quality Indicators

Loans are categorized into risk categories based on relevant information about the ability of borrowers to service their debt, such as: current financial information, historical payment experience, credit documentation, public information, and current economic trends, among other factors. The following definitions are utilized for risk ratings, which are consistent with the definitions used in supervisory guidance:

Special Mention - Loans classified as special mention have potential weaknesses that deserve management’s close attention. If left uncorrected, these potential weaknesses may result in deterioration of the repayment prospects for the loan or of the Bank’s credit position at some future date.

Substandard - Loans classified as substandard are inadequately protected by the current net worth and paying capacity of the obligor or of the collateral pledged, if any. Loans so classified have a well-defined weakness or weaknesses that jeopardize the liquidation of the debt. They are characterized by the distinct possibility that the Bank will sustain some loss if the deficiencies are not corrected.

Loans not meeting the criteria above are considered to be Pass rated loans.

Loan Analysis by Credit Quality Indicators (in thousands of dollars)

	December 31, 2016
	Pass or Not Rated	Special Mention	Substandard	Total
Construction and development	$5,531	$—	$—	$5,531
1-4 family residential	64,362	478	75	64,915
Multifamily	4,505	—	—	4,505
Farmland	4,974	—	—	4,974
Nonfarm, nonresidential	21,614	—	1,224	22,838

Total real estate	100,986	478	1,299	102,763
Agricultural	2,464	—	—	2,464
Commercial and industrial	12,756	58	—	12,814
Consumer	10,649	—	24	10,673
Other	50	—	—	50

	$126,905	$536	$1,323	$128,764

CITIZENS BANCSHARES, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2016 AND 2015

	December 31, 2015
	Pass or Not Rated	Special Mention	Substandard	Total
Construction and development	$5,275	$—	$51	$5,326
1-4 family residential	66,216	143	342	66,701
Multifamily	4,777	—	—	4,777
Farmland	4,500	—	—	4,500
Nonfarm, nonresidential	19,629	—	453	20,082

Total real estate	100,397	143	846	101,386
Agricultural	3,328	—	—	3,328
Commercial and industrial	11,966	—	55	12,021
Consumer	11,393	—	56	11,449
Other	139	—	—	139

	$127,223	$143	$957	$128,323

The following is a summary loan aging analysis as of December 31 (in thousands of dollars):

December 31, 2016		Past Due 90 Days or More
	Past Due 30 - 89 Days	And Accruing	And Not Accruing	Total Past Due	Current	Total Loans
Construction and development	$18	$—	$—	$18	$5,513	$5,531
1-4 family residential	2,169	81	75	2,325	62,590	64,915
Multifamily	—	—	—	—	4,505	4,505
Farmland	528	—	—	528	4,446	4,974
Nonfarm, nonresidential	136	—	—	136	22,702	22,838

Total real estate	2,851	81	75	3,007	99,756	102,763
Agricultural	—	—	—	—	2,464	2,464
Commercial and industrial	69	24	—	93	12,721	12,814
Consumer	168	14	24	206	10,467	10,673
Other	—	—	—	—	50	50

	$3,088	$119	$99	$3,306	$125,458	$128,764

December 31, 2015		Past Due 90 Days or More
	Past Due 30 - 89 Days	And Accruing	And Not Accruing	Total Past Due	Current	Total Loans
Construction and development	$21	$—	$51	$72	$5,254	$5,326
1-4 family residential	1,263	92	303	1,658	65,043	66,701
Multifamily	—	—	—	—	4,777	4,777
Farmland	173	—	—	173	4,327	4,500
Nonfarm, nonresidential	73	—	—	73	20,009	20,082

Total real estate	1,530	92	354	1,976	99,410	101,386
Agricultural	—	—	—	—	3,328	3,328
Commercial and industrial	409	—	55	464	11,557	12,021
Consumer	190	15	56	261	11,188	11,449
Other	6	—	—	6	133	139

	$2,135	$107	$465	$2,707	$125,616	$128,323

The following tables outline the changes in the allowance for loan losses by collateral type, the allowances for loans individually and collectively evaluated for impairment, and the amount of loans individually and collectively evaluated for impairment at December 31.

CITIZENS BANCSHARES, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2016 AND 2015

Allowance for Loan Losses and Recorded Investment in Loans Receivable (in thousands of dollars)

	Allowance for Loan Losses
	Beginning Balance	Provision for Loan Losses	Charge-offs	Recoveries	Ending Balance
Year Ended December 31, 2016
Commercial	$953	$—	$9	$1	$945
Consumer	970	—	31	31	970

Total	$1,923	$—	$40	$32	$1,915

Year Ended December 31, 2015
Commercial	$952	$—	$—	$1	$953
Consumer	973	—	18	15	970

Total	$1,925	$—	$18	$16	$1,923

	December 31, 2016
	Allowance for Loan Losses		Loans Receivable
	Balance for Loans Individually Evaluated for Impairment	Balance for Loans Collectively Evaluated for Impairment	Total Ending Balance	Balance of Loans Individually Evaluated for Impairment	Balance of Loans Collectively Evaluated for Impairment
Commercial	$—	$945	$63,756	$1,224	$62,532
Consumer	—	970	65,008	99	64,909

Total	$—	$1,915	$128,764	$1,323	$127,441

	December 31, 2015
	Allowance for Loan Losses		Loans Receivable
	Balance for Loans Individually Evaluated for Impairment	Balance for Loans Collectively Evaluated for Impairment	Total Ending Balance	Balance of Loans Individually Evaluated for Impairment	Balance of Loans Collectively Evaluated for Impairment
Commercial	$3	$950	$60,971	$508	$60,463
Consumer	10	960	67,352	449	66,903

Total	$13	$1,910	$128,323	$957	$127,366

Impaired Loans

The following table summarizes information relative to impaired loans at December 31, 2016 and 2015 (in thousands of dollars):

		Unpaid Principal Balance		Average Recorded Investment	Interest Income Recognized
December 31, 2016	Recorded Investment		Related Allowance
With no allowance recorded
Construction and development	$75	$75	$—	$82	$4
1-4 family residential	—	—	—	—	—
Multifamily	—	—	—	—	—
Farmland	—	—	—	—	—
Nonfarm, nonresidential	1,224	1,224	—	1,235	72

Total real estate	1,299	1,299	—	1,317	76
Agricultural	—	—	—	—	—
Commercial and industrial	—	—	—	—	—
Consumer	24	24	—	27	1
Other	—	—	—	—	—

Total	$1,323	$1,323	$—	$1,344	$77

CITIZENS BANCSHARES, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2016 AND 2015

		Unpaid		Average	Interest
	Recorded	Principal	Related	Recorded	Income
December 31, 2016	Investment	Balance	Allowance	Investment	Recognized
With an allowance recorded
Construction and development	$—	$—	$—	$—	$—
1-4 family residential	—	—	—	—	—
Multifamily	—	—	—	—	—
Farmland	—	—	—	—	—
Nonfarm, nonresidential	—	—	—	—	—

Total real estate	—	—	—	—	—
Agricultural	—	—	—	—	—
Commercial and industrial	—	—	—	—	—
Consumer	—	—	—	—	—
Other	—	—	—	—	—

Total	$—	$—	$—	$—	$—

Total
Construction and development	$75	$75	$—	$82	$4
1-4 family residential	—	—	—	—	—
Multifamily	—	—	—	—	—
Farmland	—	—	—	—	—
Nonfarm, nonresidential	1,224	1,224	—	1,235	72

Total real estate	1,299	1,299	—	1,317	76
Agricultural	—	—	—	—	—
Commercial and industrial	—	—	—	—	—
Consumer	24	24	—	27	1
Other	—	—	—	—	—

Total	$1,323	$1,323	$—	$1,344	$77

		Unpaid		Average	Interest
	Recorded	Principal	Related	Recorded	Income
December 31, 2015	Investment	Balance	Allowance	Investment	Recognized
With no allowance recorded
Construction and development	$51	$51	$—	$51	$—
1-4 family residential	342	342	—	348	11
Multifamily	—	—	—	—	—
Farmland	—	—	—	—	—
Nonfarm, nonresidential	453	453	—	458	19

Total real estate	846	846	—	857	30
Agricultural	—	—	—	—	—
Commercial and industrial	—	—	—	—	—
Consumer	—	—	—	—	—
Other	—	—	—	—	—

Total	$846	$846	$—	$857	$30

With an allowance recorded
Construction and development	$—	$—	$—	$—	$—
1-4 family residential	—	—	—	—	—
Multifamily	—	—	—	—	—
Farmland	—	—	—	—	—
Nonfarm, nonresidential	—	—	—	—	—

Total real estate	—	—	—	—	—
Agricultural	—	—	—	—	—
Commercial and industrial	55	55	3	55	2
Consumer	56	56	10	58	1
Other	—	—	—	—	—

Total	$111	$111	$13	$113	$3

CITIZENS BANCSHARES, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2016 AND 2015

		Unpaid		Average	Interest
	Recorded	Principal	Related	Recorded	Income
December 31, 2015	Investment	Balance	Allowance	Investment	Recognized
Total
Construction and development	$51	$51	$—	$51	$—
1-4 family residential	342	342	—	348	11
Multifamily	—	—	—	—	—
Farmland	—	—	—	—	—
Nonfarm, nonresidential	453	453	—	458	19

Total real estate	846	846	—	857	30
Agricultural	—	—	—	—	—
Commercial and industrial	55	55	3	55	2
Consumer	56	56	10	58	1
Other	—	—	—	—	—

Total	$957	$957	$13	$970	$33

No commitments to loan additional funds to borrowers of impaired loans were outstanding at December 31, 2016.

Troubled Debt Restructurings

The following tables summarize information relative to loan modifications determined to be troubled debt restructurings as of December 31, 2016 (in thousands of dollars). All troubled debt restructurings are included in impaired loans.

		Pre-	Post-
		Modification	Modification
		Outstanding	Outstanding
	Number of	Recorded	Recorded
Troubled debt restructurings	Contracts	Investment	Investment
December 31, 2016
Nonfarm, nonresidential	1	$1,224	$1,224

Total	1	$1,224	$1,224

(5) Premises and Equipment

Components of premises and equipment included in the consolidated balance sheets at December 31 were as follows (in thousands of dollars):

	2016	2015
Land	$356	$356
Buildings	3,698	3,664
Furniture and equipment	433	433
Automobiles	55	55
Capital improvement construction	—	58

Total cost	4,542	4,566
Accumulated depreciation	(2,538)	(2,384)

	$2,004	$2,182

CITIZENS BANCSHARES, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2016 AND 2015

(6) Deposits

At December 31, 2016, the scheduled maturities of time deposits are as follows (in thousands of dollars):

Year maturing
2017	$73,966
2018	16,010
2019	1,333
2020	707
2021 and thereafter	6,486

$98,502

(7) Fair Value Measurements

Fair Value Disclosures - The Company groups its financial assets and liabilities measured at fair value in three levels. Fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. Applicable accounting guidance establishes a fair value hierarchy that prioritizes the inputs used to develop assumptions and measure fair value. The hierarchy requires companies to maximize the use of observable inputs and minimize the use of unobservable inputs. The three levels of inputs used to measure fair value are as follows:

Level 1 - Includes the most reliable sources and includes quoted prices in active markets for identical assets or liabilities.

Level 2 - Includes observable inputs other than quoted prices that are observable for the asset or liability (for example, interest rates and yield curves at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates) as well as inputs that are derived principally from or corroborated by observable market data by correlation or other means (market-corroborated inputs).

Level 3 - Includes unobservable inputs and should be used only when observable inputs are unavailable.

Recurring Basis - Fair values of investment securities available for sale were primarily measured using information from a third-party pricing service. This pricing service provides information by utilizing evaluated pricing models supported with market data information. Standard inputs include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data from market research publications.

Fair values that are measured on a recurring basis at December 31 are as follows (in thousands of dollars):

Securities available for sale	2016	2015
Fair value	$76,197	$83,904
Fair value measurement based on significant other observable inputs (Level 2)	$76,197	$83,904

Nonrecurring Basis - The fair value of impaired loans is measured at the fair value of the collateral for collateral-dependent loans. Impaired loans are Level 2 assets measured using appraisals from external parties of the collateral less any prior liens. Foreclosed real estate is initially recorded at fair value less estimated costs to sell. The fair value of foreclosed real estate is based on property appraisals and an analysis of similar properties available. As such, foreclosed real estate properties are Level 2 assets.

CITIZENS BANCSHARES, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2016 AND 2015

	2016	2015
Impaired Loans
Fair value	$1,323	$957
Fair value measurement based on significant other observable inputs (Level 2)	$1,323	$957
Foreclosed Real Estate
Fair value	$89	$—
Fair value measurement based on significant other observable inputs (Level 2)	$89	$—

(8) Income Taxes

The consolidated provision for income taxes consisted of the following for the years ended December 31 (in thousands of dollars):

	2016	2015
Current expense	$1,047	$1,045
Deferred expense (benefit)	(29)	2

Income tax expense	$1,018	$1,047

The effective tax rates differed from the statutory federal income tax rates as follows:

	2016	2015
Statutory federal income tax rate	34.0%	34.0%
Nontaxable income	(2.1%)	(2.3%)
Nondeductible expenses	0.2%	0.2%

Effective tax rate	32.1%	31.9%

Deferred tax assets and (liabilities) at December 31 consist of the following (in thousands of dollars):

	2016	2015
Net (appreciation) of securities available for sale	$(2)	$(75)
Allowance for loan losses	467	469
Accumulated depreciation	(118)	(135)
Deferred compensation payable	321	307
Tax basis of land over book	25	25
Other	(20)	(20)

Net deferred tax asset	$673	$571

No valuation allowance was recorded to reduce the deferred tax assets at December 31, 2016 and 2015.

The Company and its subsidiary bank file a consolidated federal income tax return in the U.S. federal jurisdiction. In addition, a Louisiana income tax return is filed individually by the Company in accordance with state statutes. With few exceptions, the Company is no longer subject to federal and state income tax examinations by tax authorities for years before 2013.

CITIZENS BANCSHARES, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2016 AND 2015

(9) Related Parties

The Bank has entered into transactions with its directors, executive officers, significant shareholders, and their affiliates. The aggregate amount of loans to such related parties at December 31, 2016 and 2015 was $876,000 and $1,316,000, respectively. During 2016, new loans to such related parties amounted to $150,000 and repayments amounted to $590,000. Deposits held by the Bank at December 31, 2016 and 2015 for related parties were $7,754,000 and $7,783,000, respectively. Fees paid for goods and services provided by related parties amounted to $41,000 in 2016 and $18,000 in 2015.

(10) Commitments and Contingencies

The Bank is a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments include commitments to extend credit and standby letters of credit, which involve credit risk in excess of the amounts recognized in the statement of financial condition. The Bank’s exposure to credit loss in the event of nonperformance by the other party to these financial instruments is represented by the contractual amounts of the instruments. The Bank uses the same credit policies in making commitments and conditional obligations as it does for on-balance sheet instruments, including collateral or other security to support the financial instruments.

At December 31, 2016 and 2015, commitments to extend credit totaled $18,752,000 and $19,096,000, respectively. These commitments are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments may expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements.

At December 31, 2016 and 2015, commitments under standby letters of credit totaled $487,000 and $511,000, respectively. Standby letters of credit are conditional commitments issued by the Bank to guarantee the performance of a customer to a third party. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loans to customers.

At December 31, 2016 and 2015, the Bank had an unused line of credit of $13,000,000 and $12,800,000, respectively, with an unrelated bank. This line is unsecured and has a variable interest rate based on the lending bank’s daily federal funds rate. In addition, at December 31, 2016 and 2015 the Bank had an unused line of credit with another unrelated bank of $7,000,000. Security for this line of credit may be required by the lending bank prior to funding, and interest is based on the lending bank’s daily federal funds rate.

In addition, the Bank may make advances from the Federal Reserve Bank of Atlanta’s discount window. At December 31, 2016 and 2015, no advances were outstanding. A pledge of collateral, such as investment securities and loans, is necessary before the Bank may borrow from the discount window.

(11) Employee Benefit Plans

Effective January 1, 1997, the Bank offers a Savings Incentive Match Plan for Employees (SIMPLE) with no minimum age or years of service eligibility requirements. All employees who are reasonably expected to receive at least $5,000 during the current calendar year are eligible to participate. In general, participants could elect to defer up to $12,500 of their compensation as elective contributions in 2016 and in 2015. The Bank is required to match employee contributions up to 3% of each employee’s total compensation. The Bank contributed $68,000 in each of the years 2016 and 2015.

The Bank has nonqualified deferred compensation plans for several of its key executives. Under the related “Executive Officers’ Death or Retirement Benefits Contract,” the Bank is required to pay each executive fixed amounts for 10 years upon attainment of age 65 and retirement. Should the executive die before age 65 and while in the employ of the Bank, the Bank is also required to pay each executive’s beneficiary fixed amounts for 10 years. Any amounts payable are to be paid from the general assets of the Bank, and the executives’ rights under the contracts are those of an unsecured creditor. At December 31, 2016 and 2015, amounts payable under the plans totaled $945,000 and $904,000, respectively. Deferred compensation expense for each of the years 2016 and 2015 were $41,000.

CITIZENS BANCSHARES, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2016 AND 2015

In addition, the Bank has entered into agreements with two of these key executives that provide for benefits should either become disabled before age 65. In the event an executive is certified disabled, the Bank will pay the employee cash in the amount of the cash surrender value of life insurance policies covering the respective employee’s life. In lieu of receiving cash, the employee may elect to receive ownership of the policies. At December 31, 2016 and 2015, the cash surrender values of the aforementioned policies totaled $783,000 and $754,000, respectively.

(12) Regulatory Matters

The Bank is subject to various regulatory capital requirements administered by the federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory, and possibly discretionary, actions by regulators that, if undertaken, could have a direct material effect on the Bank’s financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Bank must meet specific capital guidelines that involve quantitative measures of the Bank’s assets, liabilities, and certain off-balance sheet items as calculated under regulatory accounting practices. The Bank’s capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings, and other factors.

Quantitative measures established by regulation to ensure capital adequacy require the Bank to maintain minimum amounts and ratios including total capital, tier 1 capital, and common equity tier 1 capital to risk-weighted assets (as defined in the regulations), and leverage capital, which is tier 1 capital to adjusted average total assets (as defined). Management believes, as of December 31, 2016, that the Bank meets all capital adequacy requirements to which it is subject.

As of December 31, 2016, the most recent notification from the Federal Deposit Insurance Corporation categorized the Bank as well capitalized under the regulatory framework for prompt corrective action. To be categorized as well capitalized, the Bank must maintain a total risk-based capital ratio of 10% or higher, tier 1 risk-based capital ratio of 8% or higher, common equity tier 1 risk-based capital ratio of 6.5% or higher, and tier 1 leverage capital ratio of 5% or higher. No conditions or events have occurred since that notification that management believes have changed the Bank’s category. The Bank’s actual and required capital amounts and ratios are as follows (dollars in thousands):

	Actual		For Capital Adequacy Purposes			To Be Well Capitalized under the Prompt Corrective Action Provisions
	Amount	Ratio	Amount		Ratio	Amount	Ratio
At December 31, 2016
Total Capital (to Risk Weighted Assets)	$36,986	33.6%	>$	8,797	>8.0%	>$10,997	>10.0%
Tier 1 Capital (to Risk Weighted Assets)	$35,605	32.4%	>$	6,598	>6.0%	>$8,797	>8.0%
Common Tier 1 Capital (to Risk Weighted Assets)	$35,605	32.4%	>$	4,949	>4.5%	>$7,148	>6.5%
Tier 1 Capital (to Adjusted Total Assets)	$35,605	14.5%	>$	9,848	>4.0%	>$12,310	>5.0%
At December 31, 2015
Total Capital (to Risk Weighted Assets)	$34,993	31.8%	>$	8,796	>8.0%	>$10,995	>10.0%
Tier 1 Capital (to Risk Weighted Assets)	$33,612	30.6%	>$	6,597	>6.0%	>$8,796	>8.0%
Common Tier 1 Capital (to Risk Weighted Assets)	$33,612	30.6%	>$	4,948	>4.5%	>$7,147	>6.5%
Tier 1 Capital (to Adjusted Total Assets)	$33,612	13.5%	>$	9,988	>4.0%	>$12,485	>5.0%

CITIZENS BANCSHARES, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2016 AND 2015

(13) Parent Company Statements

The financial statements of Citizens Bancshares, Inc. (parent company only) at December 31 and for the years then ended follow (in thousands of dollars):

	2016	2015
Balance Sheets
Assets
Investment in Citizens Bank, at equity	$35,608	$33,759
Cash and equivalents	70	231

Total assets	$35,678	$33,990

Liabilities and Shareholders’ Equity
Total liabilities	$—	$—

Common stock	546	546
Additional paid-in capital	784	784
Retained earnings	34,344	32,514
Accumulated other comprehensive income	4	146

Total shareholders’ equity	35,678	33,990

Total liabilities and shareholders’ equity	$35,678	$33,990

Statements of Income
Income
Equity in undistributed net income of Citizens Bank	$1,993	$1,775
Dividends received from Citizens Bank	167	460

Total income	2,160	2,235

Expenses
Other expense	2	—

Net income	$2,158	$2,235

Statements of Cash Flows
Cash flows from operating activities
Net income	$2,158	$2,235
Adjustments to reconcile net income to net cash provided by operating activities:
Equity in undistributed net income of Citizens Bank	(1,993)	(1,775)
Other	2	(1)

Net cash provided by operating activities	167	459

Cash flows from investing activities	—	—

Cash flows from financing activities
Dividends paid	(328)	(317)

Net cash (used) by financing activities	(328)	(317)

Net increase (decrease) in cash and equivalents	(161)	142
Cash and equivalents at beginning of year	231	89

Cash and equivalents at end of year	$70	$231

CITIZENS BANCSHARES, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2016 AND 2015

(14) Bank Subsidiary Statements

The balance sheets and income of Citizens Bank (bank only) at December 31 and for the years then ended follow (in thousands of dollars):

	2016	2015
Balance Sheets
Assets
Cash and due from banks	$4,440	$4,645
Federal funds sold	1,000	1,000
Federal Reserve Bank excess balance account	21,650	16,150
Interest-bearing deposits with banks	10,172	9,930
Investment securities	76,197	83,924
Loans receivable	126,849	126,400
Accrued interest receivable	761	768
Premises and equipment	2,004	2,124
Foreclosed real estate	89	—
Deferred tax asset	673	571
Other assets	1,526	1,523

Total assets	$245,361	$247,035

Liabilities and Shareholder’s Equity
Deposits	$208,670	$212,338
Accrued interest payable	140	145
Accrued expenses and other liabilities	943	795
Common stock	575	575
Additional paid-in capital	9,425	9,425
Retained earnings	25,604	23,611
Accumulated other comprehensive income	4	146

Total liabilities and shareholder’s equity	$245,361	$247,035

Statements of Income
Interest income
Loans	$7,119	$7,036
Investment securities	1,127	1,171
Federal funds sold	4	2
Deposits with banks	211	134

Total interest income	8,461	8,343
Interest expense	1,013	1,026

Net interest income	7,448	7,317
Provision for loan losses	—	—

Net interest income after provision for loan losses	7,448	7,317
Noninterest income	911	994
Noninterest expense	5,181	5,029
Income tax expense	1,018	1,047

Net income	$2,160	$2,235